LEGG MASON PARTNERS INSTITUTIONAL TRUST

SUPPLEMENT DATED AUGUST 24, 2016

TO THE SUMMARY PROSPECTUS, PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION

DATED DECEMBER 29, 2015 OF

WESTERN ASSET INSTITUTIONAL CASH RESERVES AND

WESTERN ASSET INSTITUTIONAL LIQUID RESERVES

The following supplements and replaces any information to the contrary in the Summary Prospectus, Prospectus and Statement of Additional Information of Western Asset Institutional Cash Reserves and Western Asset Institutional Liquid Reserves (each, a “Fund”).

Changes to Management Fee Schedule

The Board of Trustees has approved changes to each Fund’s management fee schedule to add breakpoints or change existing breakpoints that will have the effect of lowering the fee rate payable by the Fund at certain asset levels. Effective August 29, 2016, each Fund management fee schedule is as follows: 0.200% of the Fund’s average daily net assets on assets up to and including $5 billion; 0.175% of the Fund’s average daily net assets on assets over $5 billion, up to and including $10 billion; and 0.150% of the Fund’s average daily net assets on assets over $10 billion.

Changes in Expense Limitation Arrangement for Institutional Shares of Western Asset Institutional Cash Reserves

The Board of Trustees has approved changes to the expense limitation arrangement for Institutional Shares of Western Asset Institutional Cash Reserves to lower the expense limit for that class. Effective August 29, 2016, the Fund’s manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses will not exceed 0.20% for Institutional Shares. This arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent. Additional amounts may be voluntarily waived and/or reimbursed from time to time. The manager is permitted to recapture amounts waived and/or reimbursed to the class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the limit described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual operating expenses exceeding the applicable limit described above or any other lower limit then in effect.

Please retain this supplement for future reference.

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